Exhibit 99

                           Press Release

  1510 N. Hampton Suite 300 (bullet) DeSoto, Texas 75115 (bullet)
           Phone 972.228.7801 (bullet) Fax 972.228.7820



FOR IMMEDIATE RELEASE              FOR ADDITIONAL INFORMATION
                                   CONTACT:  Keith S. Walters,
                                   Chairman President & CEO
                                   (800) 752-5386

DeSoto, Texas, September 26, 2003


ENNIS BUSINESS FORMS, INC. REPORTS SECOND QUARTER OPERATING RESULTS


      DeSoto,  Texas  --  Ennis Business Forms, Inc. (NYSE:  EBF)

today  reported  operating results for its second  quarter  ended

August 31, 2003.

      "The Company continues to cope with the general weakness in both  the general economy and the forms industry," Keith Walters,

CEO  and  President of Ennis Business Forms, Inc.  stated.   "The

acquisition  of Calibrated Forms Co., Inc. in November,  2002  is

clearly  providing  a boost to both revenues and  earnings.   The

Company is continuing to focus on cross-selling opportunities and controlling  costs  in  dealing  with  the  vicissitudes  in  the economy."

      For  the  second quarter ended August 31, 2003,  net  sales amounted  to  $65,003,000 compared to $56,646,000  for  the  same period  last  year, an increase of 14.8%.  Net earnings  for  the quarter  amounted  to  $4,497,000  or  $.27  per  diluted  share,

compared  to  $3,817,000,  or $.23  per  diluted  share  for  the corresponding period last year, an increase of 17.8%.  Per  share earnings  computations were based on 16,609,275  shares  for  the quarter compared to 16,499,106 shares for the prior period.

     For the six months ended August 31, 2003, net sales amounted to $129,877,000 compared to $114,389,000 for the same period last year,  an  increase of 13.5%.  Net earnings for  the  six  months amounted  to  $8,601,000 or $.52 per diluted share,  compared  to

$7,117,000 or $.43 per diluted share for the corresponding period last year, an increase of 20.9%.  Per share earnings computations were  based  on 16,556,573 shares for the six months compared  to

16,495,892 shares for the prior period.

     The increases in sales and net earnings for both the quarter and  six  months ended in August 2003 were primarily attributable to  the  contribution  of Calibrated Forms Co.,  Inc.  which  was acquired in November 2002, and became part of the Forms Solutions

Group.   The  remaining  units  of  the  Forms  Solutions   Group

contributed  a small sales decline, but were able to  maintain  a

modest  earnings  increase.   The  Promotional  Solutions   Group

recorded  declines  in  sales  and  earnings  for  both   periods

reported,  primarily  due  to  the  impact  of  general  economic

conditions.   The  Financial Solutions Group  contributed  modest

sales  increases and improved earnings, which reflects  decreases in  interest charges along with the continuing emphasis  on  cost controls.


     Ennis Business Forms, Inc., (NYSE: EBF) is one of the largest private-label printed business product suppliers in the United States. Headquartered in DeSoto, Texas, the Company has 30 production facilities located in 12 states, strategically located to serve the Company's national network of distributors. Ennis offers an extensive product line from simple to complex forms, laser cut-sheets, negotiable documents, internal bank forms, tags, labels, presentation folders, commercial printing, advertising specialties, screen printed products, and point-of-purchase display advertising that can be custom designed to customer needs. In addition, Ennis maintains highly proficient regional Customer Sales Centers to support distributors in their business efforts.

          ENNIS BUSINESS FORMS, INC. AND SUBSIDIARIES
          CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
         (Dollars in Thousands Except Per Share Amounts)
                           (Unaudited)
Three Months Ended August 31,               2003           2002
                                            ----           ----
NET SALES                               $   65,003     $   56,646
                                        ----------     ----------

COSTS AND EXPENSES:
  Cost of sales                             47,496         41,050
  Selling, general and administrative
    expenses                                 9,866          9,123
                                        ----------     ----------
                                            57,362         50,173
                                        ----------     ----------

EARNINGS FROM OPERATIONS                     7,641          6,473

OTHER INCOME (EXPENSE):
  Investment income                             13             42
  Interest expense                            (192)          (300)
  Other expense, net                          (208)           (58)
                                        ----------     ----------
                                              (387)          (316)
                                        ----------     ----------

EARNINGS BEFORE INCOME TAXES                 7,254          6,157
PROVISIONS FOR INCOME TAXES                  2,757          2,340
                                        ----------     ----------

NET EARNINGS                            $    4,497     $    3,817
                                        ==========     ==========

PER SHARE AMOUNTS:
  Basic net earnings                    $      .28     $     0.24
                                        ==========     ==========
  Diluted net earnings                  $     0.27     $     0.23
                                        ==========     ==========
  Dividends                             $    0.155     $    0.155
                                        ==========     ==========

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - BASIC     16,347,228     16,280,438
                                        ==========     ==========
WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - DILUTED   16,609,275     16,499,106
                                        ==========     ==========


Six Months Ended August 31,                 2003           2002
                                            ----           ----

NET SALES                               $  129,877     $  114,389
                                        ----------     ----------

COSTS AND EXPENSES:
  Cost of sales                             95,820         83,789
  Selling, general and administrative
    expenses                                19,521         18,474
                                        ----------     ----------
                                           115,341        102,263
                                        ----------     ----------

EARNINGS FROM OPERATIONS                    14,536         12,126

OTHER INCOME (EXPENSE)
  Investment income                             27            114
  Interest expense                            (479)          (638)
  Other expense, net                          (211)          (123)
                                        ----------     ----------
                                              (663)          (647)
                                        ----------     ----------

EARNINGS BEFORE INCOME TAXES                13,873         11,479
PROVISIONS FOR INCOME TAXES                  5,272          4,362
                                        ----------     ----------

NET EARNINGS                            $    8,601     $    7,117
                                        ==========     ==========

PER SHARE AMOUNTS:
  Basic net earnings                    $     0.53     $     0.44
                                        ==========     ==========
  Diluted net earnings                  $     0.52     $     0.43
                                        ==========     ==========
  Dividends                             $    0.310     $    0.310
                                        ==========     ==========

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - BASIC     16,340,968     16,277,224
                                        ==========     ==========
WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - DILUTED   16,556,573     16,495,892
                                        ==========     ==========

           ENNIS BUSINESS FORMS, INC. AND SUBSIDIARIES
              CONDENSED CONSOLIDATED BALANCE SHEETS
                      (Dollars in Thousands)
                           (Unaudited)
                                          August 31,   February 28,
                                             2003          2003
                                             ----          ----
                              Assets
CURRENT ASSETS:
   Cash and cash equivalents               $ 20,882     $ 13,860
   Accounts receivable, net                  29,813       32,077
   Inventories                               14,680       13,104
   Other current assets                       5,043        5,971
       Total current assets                  70,418       65,012
                                           --------     --------

PROPERTY, PLANT AND EQUIPMENT, NET           48,870       51,264

GOODWILL, NET                                34,269       34,241

OTHER ASSETS                                  1,921        2,020
                                           --------     --------
                                           $155,478     $152,537
                                           ========     ========

               Liabilities and Shareholders' Equity
CURRENT LIABILITIES:
   Current installments of long-term debt  $  6,336     $  7,038
   Accounts payable                           7,211        6,644
   Accrued expenses                          12,886       11,612
   Federal and state income tax payable         141           --
                                           --------     --------
       Total current liabilities             26,574       25,294
                                           --------     --------

ACCRUED PENSION                               3,441        2,130

LONG-TERM DEBT,
   LESS CURRENT INSTALLMENTS                 14,800       18,135

DEFERRED CREDITS, PRINCIPALLY
   FEDERAL INCOME TAXES                       9,800       10,075

SHAREHOLDERS' EQUITY:
   Preferred stock, at par value                 --           --
   Common stock, at par value                53,125       53,125
   Additional capital                           249          461
   Retained earnings                        141,381      137,848
   Accumulated other comprehensive income    (5,128)      (5,225)
                                           --------     --------
                                            189,627      186,209
   Treasury stock                            88,764       89,306
                                           --------     --------
        Total shareholders' equity          100,863       96,903
                                           --------     --------
                                           $155,478     $152,537
                                           ========     ========

            ENNIS BUSINESS FORMS, INC. AND SUBSIDIARIES
          CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (Dollars in Thousands)
                            (Unaudited)
                                                 Six Months Ended
                                                    August 31,
                                                 2003        2002
                                                 ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings                                $  8,601    $  7,117
   Adjustments to reconcile net earnings to
     net cash provided by operating
     activities:
        Depreciation and amortization             4,775       4,722
        Gain on sale of property, plant and
          equipment                                  (4)         (2)
        Changes in operating assets and
          liabilities                             3,726        (907)
        Other                                     1,038         993
                                               --------    --------

             Net cash provided by operating
               activities                        18,136      11,923
                                               --------    --------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures                          (2,402)     (2,146)
   Redemption (purchase) of investments              --       1,442
   Other                                             63          63
                                               --------    --------

             Net cash provided by (used in)
              investing activities               (2,339)       (641)
                                               --------    --------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Repayment of debt issued to finance
     acquisition                                 (3,700)     (3,840)
   Issue of treasury shares                         330         103
   Dividends                                     (5,068)     (5,046)
   Other                                           (337)       (437)
                                               --------    --------

             Net cash used in financing
              activities                         (8,775)     (9,220)
                                               --------    --------

NET CHANGE IN CASH AND EQUIVALENTS                7,022       2,062

CASH AND EQUIVALENTS AT BEGINNING OF PERIOD      13,860      16,180
                                               --------    --------

CASH AND EQUIVALENTS AT END OF PERIOD          $ 20,882    $ 18,242
                                               ========    ========

Management's comments contain forward-looking statements that reflect the Company's current view with respect to future revenues and earnings. These statements are subject to numerous uncertainties, including (but not limited to) the rate at which the traditional business forms market is contracting, the application of technology to the production of business forms, demand for the Company's products in the context of a contracting market, variability in the prices of paper and other raw materials, and competitive conditions associated with the Company's products. Because of such uncertainties readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of September 26, 2003.